UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2007, Trex Company, Inc. (the “Company”) entered into an Underwriting Agreement, dated June 12, 2007 (the “Underwriting Agreement”), with J.P. Morgan Securities Inc., as Representative of the underwriters identified in the Underwriting Agreement. Under the Underwriting Agreement, the Company agreed to issue and sell $85,000,000 aggregate principal amount of its 6.00% Convertible Senior Subordinated Notes due 2012 (the “Notes”) in an underwritten public offering pursuant to its effective shelf registration statement on Form S-3 (SEC File No. 333-143171) and a related prospectus supplement dated June 13, 2007 (the “Prospectus Supplement”). The Company also granted the underwriters an option to purchase up to an additional $12,500,000 in principal amount of Notes from the Company at the same offering price. The Notes will be issued pursuant to an indenture to be entered into between the Company and The Bank of New York, as trustee. The closing of the offering of the Notes is expected to occur on or about June 18, 2007, subject to the satisfaction of customary closing conditions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as exhibit 1.1 to this report and incorporated by reference in this Item 1.01 .

A copy of the Company’s news release dated June 13, 2007 announcing the pricing of the offering of the Notes is filed as exhibit 99.1 to this report.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated by reference in this Item 3.02.

As described in Item 1.01, on June 12, 2007, the Company agreed to issue and sell up to $97,500,000 aggregate principal amount of Notes. The Notes provide for “net share settlement” upon any conversion, pursuant to which the Company will pay an amount in cash up to the principal amount of the converted Notes and will settle in common stock of the Company any excess of the conversion value, as defined in the indenture, over the proportionate principal amount of such Notes. The terms on which the Notes are convertible into the Company’s common stock, including the formula prescribed for calculating the number of shares of common stock, if any, issuable upon conversion, are described in the sections of the Prospectus Supplement entitled “Description of notes—Conversion rights” and “—Payment upon conversion,” which description is incorporated by reference in this Item 3.02. To the extent that any common stock is issued upon conversion of the Notes, such common stock will be issued in transactions anticipated to be exempt from registration under the Securities Act of 1933 by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with the conversion of the Notes and issuance of such common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The Company herewith files the following exhibits:

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated June 12, 2007, between Trex Company, Inc. and J.P. Morgan Securities, Inc., as Representative of the several underwriters

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

8.1	Opinion of Hogan & Hartson L.L.P. as to certain tax matters

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1)

99.1	News release dated June 13, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: June 13, 2007	/s/ Anthony J. Cavanna
Anthony J. Cavanna
Chairman and Chief Executive Officer

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Index to Exhibits

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated June 12, 2007, between Trex Company, Inc. and J.P. Morgan Securities, Inc., as Representative of the several underwriters

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

8.1	Opinion of Hogan & Hartson L.L.P. as to certain tax matters

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1)

99.1	News release dated June 13, 2007

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